DS2.369722.6
                                                                  Execution Copy









                             LEASE AGREEMENT BETWEEN



            W9/TIB REAL ESTATE LIMITED PARTNERSHIP, AS LANDLORD, AND



                         KRONOS INCORPORATED, AS TENANT



                             DATED February 26, 1999

                                TABLE OF CONTENTS

1.       Lease Grant.........................................................1

2.       Term................................................................1

3.       Rent................................................................1
         (a)      Basic Rent.................................................1
         (b)      Payment....................................................2
         (c)      Operating Costs............................................2

4.       Delinquent Payment; Handling Charges................................5

5.       Security Deposit....................................................5

6.       Landlord's Obligations..............................................6
         (a)      Services...................................................6
         (b)      Landlord's Maintenance Obligations.........................8
         (c)      Excess Utility Use.........................................8
         (d)      Restoration of Services; Abatement.........................9
         (e)      Taxes......................................................9
         (f)      Landlord's Insurance.......................................9

7.       Improvements; Alterations; Repairs; Maintenance.....................9
         (a)      Improvements; Alterations..................................9
         (b)      Repairs; Maintenance......................................10
         (c)      Performance of Work.......................................11
         (d)      Mechanic's Liens..........................................11
         (e)      Utilities.................................................11
         (f)      Floor Load; Heavy Machinery...............................11

8.       Use................................................................12

9.       Assignment and Subletting..........................................12
         (a)      Transfers; Consent........................................12
         (b)      Cancellation..............................................13
         (c)      Additional Compensation...................................13

10.      Insurance; Waivers; Subrogation; Indemnity.........................14
         (a)      Insurance.................................................14
         (b)      Waiver of Negligence; No Subrogation......................14
         (c)      Indemnity.................................................14

11.      Subordination; Attornment; Notice to Landlord's Mortgagee..........15
         (a)      Subordination.............................................15
         (b)      Attornment................................................15
         (c)      Notice to Landlord's Mortgagee............................15
         (d)      Landlord's Mortgagee's Protection Provisions..............15

12.      Rules and Regulations..............................................16

13.      Condemnation.......................................................16
         (a)      Total Taking..............................................16
         (b)      Partial Taking -Tenant's Rights...........................16
         (c)      Partial Taking -Landlord's Rights.........................16
         (d)      Award.....................................................17

14.      Fire or Other Casualty.............................................17
         (a)      Repair Estimate...........................................17
         (b)      Landlord's and Tenant's Rights............................17
         (c)      Landlord's Rights.........................................17
         (d)      Repair Obligation.........................................18

15.      Personal Property Taxes............................................18

16.      Events of Default..................................................18

17.      Remedies...........................................................19

18.      Payment by Tenant; Non-Waiver......................................20
         (a)      Payment by Tenant.........................................20
         (b)      No Waiver.................................................20

19.      Landlord's Lien....................................................20

20.      Surrender of Premises..............................................21

21.      Holding Over.......................................................21

22.      Certain Rights Reserved by Landlord................................21

23.      [Intentionally Omitted]............................................22

24.      Miscellaneous......................................................22
         (a)      Landlord Transfer.........................................22
         (b)      Landlord's Liability......................................22
         (c)      Force Majeure.............................................22
         (d)      Brokerage.................................................22
         (e)      Estoppel Certificates.....................................23
         (f)      Notices...................................................23
         (g)      Separability..............................................23
         (h)      Amendments; and Binding Effect............................23
         (i)      Quiet Enjoyment...........................................23
         (j)      No Merger.................................................23
         (k)      No Offer..................................................24
         (l)      Entire Agreement..........................................24
         (m)      Waiver of Jury Trial......................................24
         (n)      Governing Law.............................................24
         (o)      Joint and Several Liability...............................24
         (p)      Financial Reports.........................................24
         (q)      Landlord's Fees...........................................24
         (r)      Telecommunications........................................25
         (s)      General Definitions.......................................25
         (t)      Confidentiality...........................................25
         (u)      Hazardous Materials.......................................25
         (v)      List of Exhibits..........................................26
         (w)      Time of Essence...........................................26
         (x)      Notice of Lease...........................................26
         (y)      First Amendment to Lease..................................26
         (z)      Corporate Approval........................................27
         (aa)     Building Signage..........................................27
         (bb)     Rooftop Equipment.........................................27
         (cc)     Access....................................................28
         (dd)     Arbitration...............................................28
         (ee)     Campus Setting............................................29
         (ff)     Termination Agreement with Sun Microsystems...............30
         (gg)     Termination of 6 Omni Way Lease...........................30

25.      Other Provisions...................................................31

                                                        LEASE


         THIS LEASE AGREEMENT (this "Lease") is entered into as of February 26, 1999, between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and KRONOS INCORPORATED, a Massachusetts corporation ("Tenant").

         1. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, real property located at 2 Omni Way, Chelmsford, Massachusetts together with all improvements located thereon including the office building located thereon containing approximately 82,228 rentable square feet (the "Premises"), as shown on the site plan attached hereto as Exhibit A. The office building located on the Premises shall hereinafter be referred to as the "Building"). The legal description of the Premises is attached hereto as Exhibit B.

         2. Term. The term of this Lease shall commence on the earlier of (i) the date which is one hundred twenty (120) days after the date upon which Landlord provides to Tenant written notice of availability of the Premises or
(ii) the date upon which Tenant occupies the Premises for the Permitted Use, but in no event shall such date be later than July 1, 1999 (the "Commencement Date"), and expiring on the last day of the month in which the thirteenth (13th) anniversary of the Commencement Date occurs (the "Term", which definition shall include all renewals of the initial Term). If the Premises are not delivered to Tenant on the Commencement Date, then (a) Tenant's obligation to pay Basic Rent and Additional Rent (as defined in Section 3) shall be waived until Landlord tenders possession of the Premises to Tenant, (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. Use and occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent.

3. Rent.

(a)......Basic Rent. "Basic Rent" (herein so called) shall be the following amounts for the following periods of time:


 ------------------------------------- -------------------------------------

Time Period            Annual Basic Rent                    Monthly Basic Rent


Lease Years 1-2            $657,824.00                           $54,818.67

Lease Years 3-5            $945,622.00                           $78,801.83

Lease Years 6-8            $986,736.00                           $82,228.00

Lease Years 9-13          $1,068,964.00                          $89,080.33

         The term "Lease Year" shall mean any period of twelve (12) months commencing on the first day of the first full month of the Term or any anniversary of such date or, if fewer than twelve (12) months remain in the Term after any such anniversary period, commencing on such anniversary date through the last day of the Term.

                  (b)......Payment.  Tenant shall  timely pay to Landlord  Basic
Rent and all additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without notice, deduction or set off, except as otherwise provided herein, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent shall be payable on the first day of each month beginning on the first day of the first full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

                  (c)......Operating Costs.

                           (1)......Tenant  shall pay, as "Additional Rent", the
         Operating Costs (defined below). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, but not more often than twice in any twelve (12) month period, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a detailed line item copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                           (2)......The  term  "Operating  Costs" shall mean all
         expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Premises, determined in accordance with generally accepted accounting principles ("GAAP") consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Premises, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Premises; (C) costs for improvements made to the Premises which, if capital in nature, shall be amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of utilities paid directly by Tenant or reimbursable to Landlord by Tenant other than pursuant to a provision similar to this Section 3.(c); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Premises; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Premises (including, without limitation, alarm service, window cleaning, and elevator maintenance).

                  Operating Costs shall not include costs for (i) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (ii) interest, amortization or other payments on loans to Landlord; (iii) depreciation; (iv) leasing commissions; (v) legal expenses for services, other than those that benefit Tenant (e.g., tax disputes); (vi) Taxes (defined below); (vii) federal income taxes imposed on or measured by the income of Landlord from the operation of the Premises; (viii) any cost or expense to the extent to which Landlord is paid or reimbursed (other than as a payment for Operating Costs), including but not necessarily limited to, (1) work or service performed for any tenant (including Tenant) at such tenant's costs, (2) the cost of any item for which Landlord is paid or reimbursed by insurance warranties, service contracts, condemnation proceeds or otherwise, (3) charges (including applicable taxes) for electricity, water and other utilities for which Landlord is entitled to reimbursement pursuant to other provisions of this Lease, and (4) the cost of any HVAC, janitorial or other services provided to tenants on an extra-cost basis after regular business hours as defined in the Lease; (ix) the cost of correcting initial defects in the design, construction or equipment of the Building; (x) salaries and bonuses of officers and executives of Landlord; (xi) any cost included in Operating Costs representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid on an arms length basis in the absence of such relationship; (xii) any capital cost necessary to cure any violation of any law, ordinance or regulation applicable to the Building existing as of the Commencement Date or to remediate any environmental condition (existing as of the date of the Lease) provided Tenant in no way exacerbates any such condition; (xiii) the cost of acquiring sculptures, paintings and other objects of art in excess of $2,000 per item; and (xiv) the cost of advertising or promotion for the Building.

                           (3)......Tenant  shall  also pay the  Taxes  for each
         year and partial year falling within the Term, in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Tenant shall, at its sole cost and expense and upon prior written notice to Landlord, have the right to seek an abatement of the Taxes provided that Tenant shall promptly provide Landlord with copies of all papers filed with various authorities in connection with seeking such an abatement and with copies of all papers received from other parties relating to any such abatement. Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. The following items shall be excluded from
         Taxes: (A) inheritance taxes; (B) gift taxes; (C) transfer taxes; (D) franchise taxes; (E) excise taxes; (F) income taxes; (G) profit taxes; and (H) late payment charges and penalties provided Tenant is not in default of any of its payment obligations under this Lease. Subject to the provisions of the next succeeding sentence, any real estate related betterment assessments shall be payable over the longest period of time permitted by law. If Landlord elects to pay any such assessments over a shorter period of time, Tenant shall only be required to pay during any given period of time that portion of any given assessment that would have been required to be paid during such period of time if such assessment had been paid over the longest period of time permitted by law.

                           (4)......By April 1 of each calendar year, or as soon
         thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in
         Section 3.(c)(6), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than the actual Additional Rent or Taxes due, then Tenant shall promptly pay Landlord such deficiency within thirty (30) days after receiving written notice from Landlord of the amount of such deficiency. Any such Operating Costs and Tax Statement furnished by Landlord shall be binding and conclusive upon Tenant unless Tenant shall notify Landlord that Tenant disputes the correctness of such Operating Costs and Tax Statement within one hundred eighty (180) days after the submission thereof by Landlord. If Tenant disputes such Operating Cost and Tax Statement as aforesaid, and Tenant is not in default of its monetary obligations under this Lease, Tenant shall have the right to audit Landlord's books used to determine said Operating Cost and Tax Statement within one hundred eighty (180) days after submission thereof by Landlord, which right Tenant agrees not to exercise more than once annually. Access to said Operating Cost and Tax Statement books shall be provided within thirty (30) days of Tenant's request. Any information obtained by Tenant pursuant to the provisions of this Section 3(d)(4) shall be treated as confidential. If any such audit discloses Tenant paid in excess of Tenant's proportionate share of Operating Costs or Tax Escalation, Landlord shall promptly reimburse such excess to Tenant within thirty (30) days after Tenant's demand therefor. Landlord shall maintain its books used to determine the Operating Cost and Tax Statement in a manner consistent with reputable professional standards used to maintain the books of comparable properties.

         4. Delinquent Payment;  Handling Charges. All payments past due by five
(5) days beyond the due date required of Tenant hereunder shall bear interest from the fifth (5th) day beyond the date due until paid at the lesser of 18% per annum (the "Interest Rate") or the maximum lawful rate of interest. In no event, however, shall the charges permitted under this Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

         5. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord $160,000.00 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within thirty (30) days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

         In lieu of a cash Security Deposit, simultaneously with the execution and delivery of this Lease, Tenant may deliver to Landlord an irrevocable and unconditional standby letter of credit made payable to Landlord, its successors and assigns, in the sum of $160,000.00 (the "Letter of Credit"), substantially in the form of the sample letter of credit attached hereto as Exhibit F or in such other form as is reasonably acceptable to Landlord, which shall secure the performance by Tenant of all obligations on the part of Tenant hereunder. The issuer of the Letter of Credit shall be a banking institution with at least a rating of A and otherwise reasonably acceptable to Landlord. Although Landlord shall only have the right to draw under the Letter of Credit as set forth herein, under the terms of the Letter of Credit, the sole condition to Landlord's draw upon the Letter of Credit shall be presentment to the issuer thereof, prior to or on the expiration date, of a demand for payment. The Letter of Credit shall be self-renewing from year to year during the Term of this Lease so as to expire no earlier than thirty (30) days following the Lease expiration date and shall contain such other customary terms as Landlord requires in its reasonable discretion. It is agreed: (i) that the Letter of Credit may be drawn upon to cure any Event of Default that may exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon Landlord's demand, Tenant shall reimburse the issuer for the amount so drawn so that the Letter of Credit will be restored to its original amount; (ii) subject to the provisions of clause (iv) below, that the Letter of Credit may be drawn upon if the Letter of Credit has not been extended or renewed without amendment at least forty-five (45) days prior to any then-current expiration date thereof;
(iii) that if the rating of the issuer of the Letter of Credit at any time drops below A, then, within sixty (60) days of Landlord's demand, Tenant shall replace the Letter of Credit with another Letter of Credit in a form reasonably acceptable to Landlord and with an issuer with a rating of at least an A and otherwise reasonably acceptable to Landlord; Landlord may draw on the existing Letter of Credit if, after Landlord requests that Tenant replace the Letter of Credit as aforesaid, Landlord is not provided with a substitute Letter of Credit in a form, and from an issuer, satisfactory to Landlord as provided above at least fifteen (15) days prior to the then-current expiration date of the Letter of Credit; (iv) if at any time, but in any event, at least sixty (60) days prior to the expiration of the Letter of Credit, Tenant may seek Landlord's consent to switch issuers of the Letter of Credit provided the prospective issuer has a rating of at least an A and is otherwise reasonably acceptable to Landlord and the new form of Letter of Credit satisfies the requirements of Landlord hereunder and is otherwise reasonably acceptable to Landlord; Landlord may draw on the existing Letter of Credit if, after Tenant requests Landlord's consent to switch issuers as aforesaid, Landlord is not provided with a substitute Letter of Credit in a form, and from an issuer, satisfactory to Landlord in its sole and absolute discretion at least forty-five (45) days prior to the then-current expiration date of the Letter of Credit; (v) that should the Premises be conveyed by Landlord, the Letter of Credit or any portion thereof shall be assigned to Landlord's grantee, and if the same be assigned as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to the Letter of Credit and its application or return, and Tenant agrees to look to such grantee for such application or return, provided such grantee assumes Landlord's obligations under this Lease (including this Section 5); and (vi) that the Letter of Credit shall be returned to Tenant upon the later of (a) thirty (30) days after the expiration of the Term or any renewal or extension thereof, or
(b) the date Tenant has vacated the Premises and surrendered possession thereof to Landlord at the expiration of the Term or any extension thereof as provided herein and has paid Landlord all sums due and owing under this Lease.

         If Tenant initially provides Landlord with a cash Security Deposit, Tenant may replace such cash Security Deposit with a Letter of Credit in accordance with the provisions of the preceding paragraph. Upon Landlord's receipt of a Letter of Credit satisfying the terms and conditions of the preceding paragraph, Landlord shall promptly return the cash Security Deposit to Tenant.

         For the purposes of this Section 5, a rating of at least A (or its equivalent) shall mean that such issuer has a rating of at least A (or its equivalent) from two (2) of the following four (4) rating agencies: Fitch Investors Service, Moody's Investor Service, Standard & Poor's Corporation and Duff & Phelps.

         6. Landlord's Obligations.

                  (a)......Services.   Landlord  shall  furnish  to  Tenant  the
following services (the cost of which services shall be considered Operating Costs): (1) hot and cold water at bathroom sinks provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service (which janitorial service shall include service to the interior and exterior of the Building and the Premises and shall include the services customarily provided to comparable properties by reputable professional management companies, including, without limitation, maintenance, repairs and replacement of (u) the parking area associated with the Building and located on the
Premises, (v) all grass, shrubbery and other landscape treatments on the Premises, (w) the exterior of the Building (including painting), (x) sprinkler systems and sewage lines, and (y) any other maintenance, repair or replacement items normally associated with the foregoing) to the Premises on weekdays, other than the holidays enumerated on Exhibit I attached hereto (collectively, "Building Holidays"), for Building-standard installations and such window washing as may from time to time be reasonably required but not less than twice a year; (4) elevators for ingress and egress to the floors of the Building, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. While Tenant is the sole occupant of the Building, Tenant may, with Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), substitute at Tenant's expense any of the providers of the services described in this Section 6.(a) with reputable, licensed third party service providers located in the area in which the Building is located; provided, however, Tenant shall provide Landlord with copies of all contracts with any such service provider and said contracts shall be in form and substance reasonably satisfactory to Landlord. If, in accordance with the provisions of the preceding sentence, Tenant engages (at its own cost) providers for all of the services to be provided by Landlord under this Section 6.(a), the management fee included in Operating Costs shall be reduced to the greater of (i) $1,300.00 per month or
(ii) one and one-quarter percent (1 1/4%) of the gross revenues derived by Landlord from the Premises. If Tenant engages providers of the services set forth in this Section 6.(a) as aforesaid and any such services are provided, in Landlord's reasonable discretion, at an unsatisfactory level as would customarily be provided to comparable buildings, Landlord may, upon prior written notice to Tenant, elect to provide such services and the management fee shall no longer be reduced. If Landlord is providing the services set forth in this Section 6.(a) and Tenant desires any of the services specified in Section 6.(a)(2): (A) at any time other than between 8:00 a.m. and 6:00 p.m. on weekdays (excluding Building Holidays), or (B) on Saturday, Sunday or Building Holidays, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

         Landlord and Tenant hereby acknowledge and agree that, as of the Commencement Date, Tenant shall engage providers of the services set forth in this Section 6.(a). However, upon sixty (60) days prior written notice to Landlord, Tenant may elect to have Landlord provide such services.

         If, during the last two (2) years of the Term (inclusive of the five-year extension if Tenant elects to exercise the same in accordance with the provisions of Exhibit G) and during a time when Tenant is engaging providers of the services set forth in this Section 6.(a), Tenant elects to make a capital improvement to the Base Building (as hereinafter defined) because that portion of the Base Building fails to operate (as opposed to operates less efficiently), Landlord agrees to pay the unamortized cost of any such capital improvement on the following terms and conditions provided such failure is not a result of any act, omission, fault, negligence or neglect of Tenant, its agents, employees, invitees or contractors: (i) Landlord and Tenant agree in writing on the cost of any such capital improvement and the useful life over which any such capital improvement shall be amortized prior to the installation of any such capital improvement (ii) to the extent capital improvements are devoted to Building systems, the Building systems shall not be in excess of standard building design for comparable buildings in the 495 North market; and (iii) Landlord agrees to pay the unamortized cost of any such capital improvement as previously agreed to in writing by the parties within sixty (60) days after the later of the expiration of this Lease or the date Tenant surrenders the Premises in accordance with this Lease provided Tenant is not in default hereunder, this Lease does not terminate prior to the stated expiration date and Tenant has maintained and repaired any such capital improvement in accordance with the provisions of this Lease.

         For the purposes of this Lease, the "Base Building" shall mean the roof, foundation, structural columns and Building systems to the extent any of the foregoing have not been altered or improved by Tenant in any manner.

                  (b)......Landlord's  Maintenance  Obligations.  This  Lease is
intended to be a net lease; accordingly, Landlord's maintenance obligations are limited to the repair, maintenance and replacement of the Building's roof and the repair, maintenance and replacement of the foundation and structural members of exterior walls (the "Building's Structure"); Landlord shall not be responsible for (1) any such work until Tenant notifies Landlord of the need therefor in writing, (2) for alterations to the Building's Structure required by applicable law because of Tenant's use of the Premises (which alterations shall be Tenant's responsibility), (3) any such work caused by Tenant's negligence or its failure to comply with the provisions of this Lease, or (4) any costs incurred by Landlord in connection with the repair and maintenance of the roof, which repair and maintenance costs shall be considered an Operating Cost and paid by Tenant in accordance with Section 3 above. The Building's Structure does not include skylights, windows, glass or plate glass, doors, special fronts, or office entries, all which shall be maintained by Tenant. Landlord's liability for any defects, repairs, replacements or maintenance for which Landlord specifically is responsible for under this Lease shall be limited to the cost of performing the work.

                  (c)......Excess Utility Use. Landlord shall not be required to furnish electrical current for equipment that requires more than the electrical capacity currently provided in the Building (the "Base Building Electrical Capacity"). If Tenant's requirements for or consumption of electricity exceed the Base Building Electrical Capacity, Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building, and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of the Base Building Electrical Capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Building. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Building which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Building, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

                  (d)......Restoration  of Services;  Abatement.  Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for ten (10) consecutive business days because of the unavailability of any such service, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such ten (10) day period) that Tenant is so prevented from using the Premises.

                  (e)......Taxes.  Provided  Tenant is not in  default of any of its monetary obligations under this Lease, Landlord shall pay promptly when due to the taxing authority having jurisdiction all taxes, rates, duties, levies and assessments whatsoever, whether municipal, state, Federal or otherwise, levied, imposed or assessed against the Building or upon Landlord in respect thereof or from time to time levied, imposed or assessed in the future in lieu thereof, including those levied, imposed or assessed for education, schools and local improvements.

                  (f)......Landlord's  Insurance.  Landlord shall carry
 throughout  the Term of this Lease fire and extended  coverage
                           ---------------------
insurance on the Building for the full replacement value.

         7.       Improvements; Alterations; Repairs; Maintenance.

                  (a)......Improvements;   Alterations.   Improvements   to  the
Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Notwithstanding the foregoing, Tenant may from time to time make alterations, additions or improvements to the Premises, without the consent of Landlord and without Landlord's approval of plans, provided: (i) the cost thereof shall not exceed Fifty Thousand Dollars ($50,000.00) in the aggregate in any consecutive twelve-month period; (ii) Tenant shall, prior to commencing any such alterations, additions and/or improvements in the Premises in connection therewith, furnish Landlord with a complete set of plans and specifications for any such alterations, additions and/or improvements; (iii) such alterations, additions and/or improvements shall not involve or affect the exterior or the structure of the Building or any of the mechanical, electrical or plumbing systems of the Building; and (iv) Tenant shall comply with all requirements of this Lease with respect to such alterations, additions and/or improvements other than obtaining the prior approval of Landlord. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises which might affect the appearance of the exterior of the Building or any other portion of the Premises other than the interior of the Building without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, or improvements made in or upon the Premises shall be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby) if Landlord conditioned its consent to the initial installation of any such alterations, additions or improvements upon such removal; otherwise, in the absence of such a removal condition with respect to each and every alteration, addition or improvement, all such alterations, additions or improvements (excluding moveable partitions) shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

                  (b)......Repairs;   Maintenance.  Tenant  shall  maintain  the
Premises in a clean safe, and operable condition consistent with the operation of a first class office building, and shall not permit or allow to remain any waste or damage to any portion of the Premises. If Tenant elects to engage providers for all services in accordance with Section 6.(a) above, Tenant shall enter into preventative maintenance/service contract(s) with maintenance contractor(s) approved by Landlord for servicing the landscaping of the Premises and all air conditioning, heating and ventilating equipment, elevators and other equipment located within or serving the Premises. All preventative maintenance/service contracts shall be in form and substance reasonably satisfactory to Landlord and shall provide that the maintenance contractor shall provide Landlord with quarterly reports respecting the maintenance of the subject equipment. Tenant shall provide Landlord with copies of all such preventative maintenance/service contracts maintained by Tenant. Irrespective of whether or not Tenant elects not to engage providers for all services in accordance with Section 6.(a) above, Tenant shall repair or replace, subject to Landlord's reasonable direction and supervision, any improvement or system installed by Tenant within the Premises and any damage to the Building caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within thirty
(30) days (or such shorter period of time required to prevent any damage from occurring to the Premises) after the occurrence of such damage, then Landlord may make the same at Tenant's cost.

                  (c)......Performance  of  Work.  All  work  described  in this
Section 7 shall be performed only by Landlord or by contractors and subcontractors reasonably approved in writing by Landlord and Tenant. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof.

         Tenant shall provide the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with full and final waivers of lien covering all labors and materials included in the work in question.

                  (d)......Mechanic's   Liens.   Tenant  shall  not  permit  any
mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

                  (e)......Utilities. Tenant shall obtain and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with all taxes, penalties, surcharges, and maintenance charges pertaining thereto. Landlord shall not be liable for any interruption or failure of utility service to the Premises unless caused by Landlord's gross negligence. To the extent Tenant is not billed directly for any such utilities, any amounts payable by Tenant under this Section shall be due within ten (10) days after Landlord has invoiced Tenant therefor.

                  (f)......Floor  Load;  Heavy  Machinery.  (i) Tenant shall not place a load upon any floor in the Building exceeding the floor load per square foot of area which such floor was designed to carry or which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery and/or heavy equipment into or out of the Building without Landlord's prior consent, which consent may include a requirement to provide insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable.

                           (ii).....If such safe, machinery,  equipment,
freight, bulky matter or fixtures requires special handling, Tenant agrees that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving.

         8. Use. Tenant shall continuously occupy and use the Premises only for general office, research and development, manufacturing, training, sales, service and engineering use (the "Permitted Use"), provided the Permitted Use complies with all applicable laws, and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Premises, the Building or its contents, or for the storage of any hazardous materials or substances. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with Landlord in its management of the Building.

         9.       Assignment and Subletting.

                  (a)......Transfers;  Consent.  Tenant  shall not,  without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 9.(a)(1) through 9.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold or delay its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, and (C) is not a person or entity with whom Landlord is negotiating to lease space in an Affiliated Building; otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment. Notwithstanding any provisions of this
Section 9(a) to the contrary, Tenant may assign or sublet, without Landlord's prior written consent, to any entity into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets are transferred or to any entity which controls or is controlled by Tenant or is under common control with Tenant ("Affiliate of Tenant"), provided that (i) the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all obligations of Tenant hereunder, including, without limitation, the covenant against further Transfer, (ii) Tenant provides Landlord with notice of and information (reasonably satisfactory to Landlord) regarding any such Affiliate of Tenant and such assignment to such Affiliate of Tenant before the effective date thereof, (iii) Tenant shall remain fully liable for all obligations of Tenant hereunder, and (iv) the Affiliate of Tenant has a net worth equal to or greater than the greater of (A) ninety-five percent (95%) of Tenant's net worth as of the date hereof or (B) ninety-five percent (95%) of Tenant's net worth at the time of the Transfer.

                  (b)......Cancellation.  Landlord may,  within thirty (30) days after submission of Tenant's written request for Landlord's consent to an assignment or subletting (except for an assignment or sublease to an Affiliate of Tenant), cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective, unless, and subject to the provisions of the succeeding sentence, Tenant withdraws its request for Landlord's consent within ten (10) days after Landlord's notice to Tenant of Landlord's cancellation of this Lease as to a portion of such Premises. Tenant shall only have the right to withdraw its request for Landlord's consent if it pertains to a sublease of a portion of the Building or a sublease of the Premises for less than the remainder of the Term. If Landlord cancels this Lease as to any portion of the Premises (assuming Tenant does not withdraw its request as aforesaid), then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                  (c)......Additional   Compensation.   Tenant   shall   pay  to
Landlord, immediately upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

         10.      Insurance; Waivers; Subrogation; Indemnity.

                  (a)......Insurance.  Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $5,000,000 per occurrence or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises,
(3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (4) worker's compensation insurance, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                  (b)......Waiver  of Negligence;  No Subrogation.  Landlord and
Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                  (c)......Indemnity.  Subject to Section  10.(b),  Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises (other than any Loss arising out of a breach of Tenant's obligations under Section 24.(u), which shall be subject to the indemnity in such section) or (2) Tenant's failure to perform its obligations under this Lease, unless caused solely by the negligence or fault of Landlord or its agents. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

                  (d)......Landlord's   Indemnity.  Subject  to  Section  10(b),
Landlord shall defend, indemnify, and hold harmless Tenant from and against all claims, demands, liabilities, causes of action, suits, judgments and expenses (including attorneys' fees) for any Loss arising from any occurrence at the Premises caused or materially contributed to by Landlord's gross negligence in acting or failing to act, and which Loss was not contributed to in any way by Tenant's actions or omissions. This indemnity shall survive the expiration or termination of this Lease.

         11.      Subordination; Attornment; Notice to Landlord's Mortgagee.

                  (a)......Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease (any such security instrument or lease, a "Mortgage"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing. Tenant shall execute agreements confirming the subordination or superiority of this Lease to any Mortgage upon Landlord or Landlord's Mortgagee's reasonable request.

                  (b)......Attornment.   Tenant   shall   attorn  to  any  party
succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                  (c)......Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                  (d)......Landlord's   Mortgagee's  Protection  Provisions.  If
Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Premises by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Premises. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                  (e)......Subordination,    Non-Disturbance    and   Attornment
Agreement. Simultaneously upon Tenant's execution of this Lease, Tenant shall execute a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit J. Landlord shall return a fully executed Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit J from the Lender named therein to Tenant as soon as reasonably possible. Landlord shall use reasonable efforts to obtain a so-called "nondisturbance agreement" from any further Landlord's Mortgagee.

         12. Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

         13.      Condemnation.

                  (a)......Total Taking.  If the entire  Building or Premises are taken by right of eminent  domain or conveyed in lieu
                           ------------
thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.
            ------

                  (b)......Partial  Taking - Tenant's Rights. If any part of the
Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                  (c)......Partial  Taking - Landlord's  Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay at least $50,000.00 of any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13.(b). For the purposes of this Section 13 and Section 14, the term "material portion" shall be deemed to mean at least twenty percent (20%) of the rentable square feet of the Building.

                  (d)......Award.  If any Taking  occurs,  then  Landlord  shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

         14.      Fire or Other Casualty.

                  (a)......Repair  Estimate. If the Premises or the Building are
damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

                  (b)......Landlord's and Tenant's Rights. If a material portion of the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord reasonably estimates that the damage caused thereby cannot be repaired within fifteen (15) months after the Casualty (as such period may be extended by the number of days lost as a result of force majeure events up to a maximum of one hundred eighty
(180) days), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14.(c)) Landlord shall repair the Building as provided below, and Rent for the portion of the Building rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                  (c)......Landlord's  Rights.  If a Casualty damages a material portion of the Building during the last three (3) years of the Term (as the Term may be extended pursuant to the provisions of Exhibit G), and Landlord makes a good faith determination that restoring the Building would be uneconomical, or if Landlord is required to pay at least $50,000.00 of any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

                  (d)......Repair   Obligation.   If  neither  party  elects  to
terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition as it existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

         15. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

         16. Events of Default. Each of the following occurrences shall be an "Event of Default":

                  (a)......Tenant's  failure  to pay Rent  within  five (5) days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16.(a) on two (2) occasions during the twelve (12) month interval preceding such failure by Tenant;

                  (b)......For  more than thirty (30)  consecutive  days or more than thirty (30) days in a ninety (90) day period, Tenant (1) abandons or vacates the Building or more than twenty-five percent (25%) thereof, or (2) fails to continuously operate its business in the Building for the Permitted Use set forth herein;

                  (c)......Tenant  fails to  provide  any  estoppel  certificate within the time period required under Section 24.(e) and such failure shall continue for five (5) days after written notice thereof from Landlord to Tenant;

                  (d)......Tenant's  failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof; provided that if the default is of such a nature that it may not be reasonably cured within thirty (30) days, then no Event of Default shall occur hereunder if Tenant commences curing within such thirty (30) day period and thereafter diligently and continuously pursues such cure to completion within a period of not more than forty-five (45) days after the delivery of such notice; and

                  (e)......The  filing of a petition  by or against  Tenant (the term "Tenant" shall include, for the purpose of this Section 16.(e), any guarantor of Tenant's obligations hereunder); (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof.

         17. Remedies. Upon an Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder, take any of the following actions:

                  (a)......Terminate  this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts dues under
Section 18.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting to the Premises, minus (B) the then present fair rental rate value of the Premises for such period;

                  (b)......Terminate  Tenant's  right to  possess  the  Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 18.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing space in any building owned by Landlord or any Affiliate thereof within a one (1) mile radius of the Building (the "Affiliated Buildings"). Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 17.(b). If Landlord elects to proceed under this Section 17.(b), it may at any time elect to terminate this Lease under Section 17.(a); and

                  (c)......Additionally,  without  notice and provided  Landlord has  exercised  its rights and remedies set forth in either clause (a) or clause
(b) above, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

         Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.

         18.      Payment by Tenant; Non-Waiver.

                  (a)......Payment by Tenant. Upon any Event of Default,  Tenant
shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property,
(3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition reasonably acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Massachusetts shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

                  (b)......No Waiver. Landlord's acceptance of Rent following an
Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

         19. Landlord's Lien. Intentionally omitted, provided that the deletion of this Section shall not be construed to be a waiver of Landlord's lien rights provided by law.

         20. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 20 shall survive the end of the Term.

         21. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages incurred by Landlord from and after ninety (90) days after the expiration of this Lease and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to 200% of the daily Basic Rent payable during the last month of the Term. The provisions of this Section 21 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

         22. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                  (a)......To   decorate  and  to  make  inspections,   repairs,
alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises upon reasonable prior notice to Tenant (except in case of an emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and, to the extent required by governmental authorities, to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  (b)......To  take such  reasonable  measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

                  (c)......To enter the Premises at  reasonable  hours to show the Premises to prospective purchasers, lenders, or, during the last twelve (12) months of the Term, tenants.

         23.      [Intentionally Omitted].

         24.      Miscellaneous.

                  (a)......Landlord  Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

                  (b)......Landlord's  Liability.  The  liability of Landlord to
Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

                  (c)......Force  Majeure.  Other than for Tenant's  obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party. The provisions of this Section 24(c) shall not apply to Landlord's obligations to construct the Landlord Work and Tenant Improvements pursuant to the provisions of this Lease.

                  (d)......Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Grubb & Ellis Management Services, Inc. and Fallon, Hines & O'Connor, whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

                  (e)......Estoppel  Certificates.  From  time to  time,  Tenant shall furnish to any party designated by Landlord, within ten (10) business days after Landlord has made a written request therefor (a copy of which request shall be simultaneously sent to the Law Department at the Premises), a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

                  (f)......Notices.  All notices and other  communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  (g)......Separability.  If any  clause  or  provision  of this
Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                  (h)......Amendments; and Binding Effect. This Lease may not be
amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by Landlord and Tenant, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord or Tenant to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  (i)......Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

                  (j)......No Merger.  There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  (k)......No Offer.  The  submission  of this Lease to Tenant shall not be construed  as an offer,  and neither  party
                           --------
shall have any rights under this Lease until both parties execute a copy of this Lease.

                  (l)......Entire  Agreement.  This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

                  (m)......Waiver of Jury Trial.  To the  maximum  extent
permitted  by law,  Landlord  and Tenant each waive right to
                           --------------------
trial by jury in any litigation arising out of or with respect to this Lease.

                  (n)......Governing  Law. This Lease shall be governed by and construed in  accordance  with the laws of the State in
                           --------------
which the Premises are located.

                  (o)......Joint and Several  Liability.  If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. If Landlord is comprised of more than one party, each such party shall be jointly and severally liable for Landlord's obligations under this Lease.

                  (p)......Financial  Reports.  Within  fifteen  (15) days after
Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except
(1) to Landlord's Mortgagee or prospective purchasers of the Building, (2) in litigation between Landlord and Tenant, and/or (3) if required by court order.

                  (q)......Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, actual out-of-pocket costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within thirty
(30) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                  (r)......Telecommunications.  Subject  to  the  provisions  of
Section 7 above, Tenant, at its sole cost and expense and with Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed):
(i) may install underground fiber optic lines within the Premises; and (ii) to the extent Landlord continues to own the 4 Omni Way Offer Space (as hereinafter defined) and Tenant leases the 4 Omni Way Offer Space, may use any existing telecommunications systems (including, without limitation, any existing underground tunnels and/or conduits) located on the 4 Omni Way Offer Space or any future telecommunications systems located on such Space and approved by Landlord. Notwithstanding any provisions of this Section 24(r) to the contrary, Landlord shall not be deemed to have unreasonably withheld its consent to any installation that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems or any other improvements or any of their respective HVAC, plumbing, electrical or mechanical systems, if any. Tenant shall promptly repair and restore any damage caused by any such installation and, upon Landlord's request, at the earlier termination or expiration of this Lease, Tenant shall restore the Premises and any other affected property to the condition that existed on the date of this Lease. Any and all such installations of fiber optic lines shall comply with all applicable Laws. Tenant acknowledges and agrees that Tenant's right to use any such existing and/or future telecommunications systems shall not be exclusive and that Landlord is in no way making any representations or warranties with respect to such telecommunications systems, including, without limitation, any representations or warranties with respect to the structural integrity, the adequacy and/or utility of any such telecommunications systems and/or their compliance with applicable Laws.

                  (s)......General  Definitions.  The following terms shall have the following meanings: "Laws" means all federal, state, and local laws, rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "Law" means any of the foregoing; "Affiliate" means any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, invitees of the foregoing parties; and "including" means including, without limitation.

                  (t)......Confidentiality.  Tenant  acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent, other than to Tenant's lender's, accountants, attorneys or other advisors on a need to know basis only provided such advisors agree to keep the terms and conditions of this Lease confidential. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

                  (u)......Hazardous  Materials.  The term "Hazardous Materials"
means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this
Section 24.(u), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this
Section 24.(u). This indemnity provision shall survive termination or expiration of the Lease. Except as set forth in the Environmental Reports (as hereinafter defined), to the actual knowledge of Landlord, Landlord represents that there are no Hazardous Materials on the Premises as of the date of this Lease. For the purposes hereof, "Environmental Reports" shall mean that certain Phase I Environmental Site Assessment and Subsurface Investigation Report prepared in October, 1997 by ENSR in connection with, among other properties, the Premises.

                  (v)......List of Exhibits.  All exhibits and attachments
attached hereto are incorporated herein by this reference.
                           ----------------

                 Exhibit   A   -.......Site   Plan  of   Premises
                 Exhibit   B   -.......Legal    Description    of    Building
                 Exhibit   C   -.......Premises  Rules and  Regulations
                 Exhibit   D   - Landlord Work and Tenant  Improvements
                 Exhibit   E   - Parking
                 Exhibit   F   - Sample Letter of Credit
                 Exhibit   G   - Renewal Option
                 Exhibit   H   - First Amendment to Lease
                 Exhibit   I   - Building Holidays
                 Exhibit   J   - Form of Subordination, Non-disturbance and
                    Attornment Agreement
                 Exhibit   K   - Right of First Offer Re: 4 Omni Way

                  (w)......Time of Essence.  Time is of the essence of this
                                      Lease and each and all of its provisions.
                           ---------------

                  (x)......Notice  of Lease.  Tenant  agrees not to record  this
Lease and, subject to the provisions of Section 24(t) above, to keep the terms of this Lease confidential, but each party hereto agrees, at the request of the others to execute a so-called Notice of Lease in recordable form complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder.

                  (y)......First  Amendment to Lease. Tenant agrees that, within ten (10) business days of Landlord's request, it will execute and deliver to Landlord the First Amendment to Lease attached hereto as Exhibit H setting forth, among other things, the actual Commencement Date and the date upon which the Term expires.

                  (z)......Corporate  Approval.  Concurrently with its execution of the Lease, each of Tenant and Landlord shall provide the other party with duly authorized and executed corporate resolutions (in form and substance reasonably satisfactory to the other party's counsel) authorizing the entering into and consummation of the transactions contemplated by this Lease and designating the corporate or other officer or officers to execute this Lease on behalf of the applicable party.

                  (aa).....Building Signage. Subject to Landlord's prior written consent (which shall not be unreasonably withheld or delayed), compliance with all Laws and at the Tenant's sole cost and expense, Tenant may erect exterior building signage.

                  (bb).....Rooftop  Equipment.  Tenant may install,  at Tenant's risk and expense and to be used solely by Tenant, a dish style antennae of no more than five (5) feet in diameter (the "Rooftop Equipment") on the roof of the Building at a location approved by Landlord. Before installing the Rooftop Equipment, Tenant shall submit to Landlord for its approval plans and specifications which (A) specify in detail the design, location and size of the Rooftop Equipment (and, with respect to the Rooftop Equipment, such specifications shall also contain the frequency of such equipment) and (B) are sufficiently detailed to allow for the installation of the Rooftop Equipment in a good and workmanlike manner and in accordance with all Laws. None of the Rooftop Equipment shall protrude more than five (5) feet above the elevation of the roof on which it is installed and all such equipment must be painted in a color reasonably acceptable to Landlord to minimize visibility. If Landlord approves of such plans (which approval shall not be unreasonably withheld or delayed unless the installation of any Rooftop Equipment penetrates the roof, affects the Building's structure or any of its HVAC, mechanical, electrical and plumbing equipment, or violates or in any way compromises any roof warranty), Tenant shall install (in a good and workmanlike manner), maintain and use the Rooftop Equipment in accordance with all Laws and shall obtain all consents and permits required for the installation and operation thereof; copies of all such permits and evidence of such consents must be submitted to Landlord before Tenant begins to install the Rooftop Equipment. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Rooftop Equipment while it is on the Building. Landlord may require that Tenant screen the Rooftop Equipment with a parapet or other screening device acceptable to Landlord. All electrical usage for the Rooftop Equipment shall be separately metered or, at Landlord's election, shall be placed on the same electrical meter as the Premises. Tenant shall maintain the Rooftop Equipment and screening device in good repair and condition. Landlord may relocate the Rooftop Equipment to another location on the roof of the Building at its sole cost and expense upon prior written notice to Tenant so long as the new location does not materially interfere with Tenant's reception received by the satellite or antennae. Upon reasonable prior notice to Landlord, Tenant shall, at its risk and expense, remove the Rooftop Equipment (including all wiring related thereto), within five
(5) days after the occurrence of any of the following events: (i) the termination of Tenant's right to possess the Premises; (ii) the termination of the Lease; (iii) the expiration of the Term; or (iv) the Premises shall be vacated by Tenant and any and all assignees and/or sublessees approved by Landlord hereunder. If Tenant fails to do so, Landlord may remove all or any part of the Rooftop Equipment and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten (10) days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Rooftop Equipment, including that which is caused by its installation, maintenance, use, or removal and shall indemnify Landlord against all liabilities, losses, damages, and costs arising from the installation, maintenance, use, or removal of the Rooftop Equipment (unless the liabilities, losses, damages, and costs in question were caused by Landlord's sole or gross negligence or wilful misconduct). All work relating to the Rooftop Equipment shall, at Tenant's expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof and shall not penetrate the roof.

(cc).....Access.  Tenant shall have  twenty-four  (24) hour access to the
Premises seven (7) days a week (subject to force majeure, emergency, etc.).

                  (dd).....Arbitration.   (1)  In  any   case  in  which  it  is
specifically provided by the terms of this Lease that a matter shall be determined by arbitration, such arbitration shall be conducted pursuant to applicable statutes of The Commonwealth of Massachusetts at the time in effect and, to the extent permitted by said statutes, in the manner specified in this
Section 24(dd) and, to the extent not  inconsistent  with said statutes and this
Section 24(dd), in accordance with the Commercial Arbitration Rules at the time in effect of the American Arbitration Association; provided that all arbitrators selected hereunder shall be persons of recognized competence who are unaffiliated with either party (either by direct or indirect relationship or significant business relationship) and shall have at least ten (10) years' experience as a commercial real estate broker or appraiser in the Greater Boston area.

         (2) The party desiring such arbitration shall give written notice to that effect to the other party and, in such notice, shall specify the nature of the dispute to be arbitrated and shall appoint one of the arbitrators in accordance with the requirements of Section 24(dd)(1). Within fifteen (15) days thereafter, the other party shall by written notice to the original party appoint a second person as an arbitrator in accordance with the requirements of this Section 24(dd)(1). The arbitrators thus appointed, within fifteen (15) days of the appointment of the second such arbitrator, shall appoint a third person in accordance with the requirements of Section 24(dd)(1), and such three (3) arbitrators shall determine such matter as promptly as possible; provided that:

 (A)......if the second  arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to
  determine the matter; and

                  (B)......if the two (2)  arbitrators  appointed by the parties shall be unable to agree within fifteen (15) days after the appointment of the second arbitrator upon the appointment of a third arbitrator, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third arbitrator within fifteen (15) days after the arbitrators appointed by the parties given notice as aforesaid, then within ten (10) days thereafter either of the parties upon written notice to the other party, may request such appointment by the then Governing Board of the New England Chapter of the American Institute of Real Estate Appraisers (or any organization that may be successor thereto) or, in its absence, refusal, failure or inability to act, may apply for such appointment to any Court of The Commonwealth of Massachusetts having general equity powers or to any other court having jurisdiction and exercising functions similar to such court.

         (3) The arbitrator or arbitrators shall have the right only to interpret and apply the terms of this Lease, and may not change any such terms or deprive any party to this Lease of any right or remedy expressly or impliedly provided in this Lease. Landlord and Tenant each shall be entitled to present evidence and arguments to the arbitrators.

         (4) The determination of the majority of the arbitrators or of the sole arbitrator, as the case may be, shall be final and binding in accordance with the provisions of M.G.L. c. 241. The arbitrators shall give written notice of their determination to Landlord and Tenant and shall furnish to each a signed copy of such determination.

         (5) The fees and expenses of all arbitrators shall be borne equally by Landlord and Tenant.

         (6) In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the arbitrator so failing, refusing or unable to act, or to continue to act.

         (7) During any period of arbitration under this Section 24(dd) of any matter stated in this Lease to be specifically subject to arbitration, neither Landlord nor Tenant shall be deemed to be in default with respect to the performance of any covenant, duty or obligation relating to such matter, and any grace period or permitted delay in such performance otherwise provided for in this Lease shall be automatically extended by such period of arbitration.

                  (ee).....Campus Setting. At Tenant's request and sole cost and expense, Landlord shall use reasonable efforts to assist Tenant in creating a campus environment; provided, however, (i) any alterations to the Premises by Tenant shall be subject to the provisions of this Lease, including without limitation, Section 7, (ii) Landlord shall not be required to render any such assistance on a matter which would adversely affect the Premises in any manner,
(iii) Landlord shall only render such assistance with respect to the Premises, and (iv) nothing in this Lease is intended to permit Tenant to make any alterations to any property other than the Premises.

                  (ff).....Termination  Agreement  with Sun  Microsystems.  This
Lease is subject to and contingent upon the execution and delivery of a mutually acceptable termination agreement by and between Landlord and Sun Microsystems, Inc. respecting that certain Lease dated June 29, 1992 by and between Teachers Realty Corporation (the successor of which is Landlord) and Tenant respecting the Premises ("Sun Microsystems Termination Agreement"). If, for whatever reason, Landlord and Sun Microsystems, Inc. do not enter into the Sun Microsystems Termination Agreement, then this Lease shall not be effective, Tenant shall have no rights pursuant to this Lease, and Landlord shall have no obligations to Tenant hereunder.

                  (gg).....Termination  of 6 Omni Way  Lease.  The  Lease  dated
October 28, 1993 by and between Teachers Realty Corporation (the successor of which is Landlord) and Tenant (the "6 Omni Way Lease") for the property known and numbered as 6 Omni Way, Chelmsford, Massachusetts (the "6 Omni Way Premises") shall be automatically terminated and, subject to the provisions of this Section 24(gg), of no further force and effect upon the date ("Termination Date") that each of the following has occurred:

                           (i) the Commencement Date (as herein defined) has
                               occurred;
                           (ii) Tenant is using and occupying the Premises (as herein defined) for the Permitted Use; (iii) [intentionally omitted]; (iv) Tenant has paid rent and all other amounts due and payable by Tenant to Landlord for the period up through  and  including  the  Termination
                                    Date under the 6 Omni Way Lease  (including,
                                    without limitation,  all Taxes and Operating
                                    Expenses   due  and  owing  up  through  and
                                    including the Termination  Date which may be
                                    adjusted   after   the   Termination   Date;
                                    provided  however,  adjustments to Taxes and
                                    Operating  Expenses  may be paid  after  the
                                    Termination  Date  provided  such  Taxes and
                                    Operating  Expenses  are paid in  accordance
                                    with  the  provisions  of  the  6  Omni  Way
                                    Lease),  which obligations shall survive the
                                    early  termination  of the 6 Omni Way Lease;
                                    and
                  .........(v)      within sixty (60) days after the
Commencement Date (as herein defined) (the "Scheduled Termination Date"),
Tenant has vacated and surrendered the 6 Omni Way Premises in an as-is broom-clean condition (except that Tenant shall disconnect and remove the two (2) ground based HVAC units located on the 6 Omni Way Premises and bring the power source back to its original location and shall restore the ground covered by such HVAC units to the condition which existed prior to the installation of such HVAC units) and in accordance with the provisions of the 6 Omni Way Lease, including, without limitation, Sections 7.2, 14.21 and
14.27 thereof.

If Tenant fails to surrender the 6 Omni Way Premises in  accordance  with clause
(v) above, Landlord shall have all rights and remedies afforded Landlord under the 6 Omni Way Lease, at law and in equity as if the Scheduled Termination Date were the expiration date of the term of the 6 Omni Way Lease. After the Termination Date, Tenant shall perform all obligations under the 6 Omni Way Lease which expressly survive the expiration or termination of such Lease, including, without limitation, the provisions of Sections 10.1, 10.5 and 14.25 thereof. Except as set forth herein and provided that Tenant surrenders the 6 Omni Way Premises in accordance with this Section 24(gg), all rights and obligations of the parties under the 6 Omni Way Lease shall cease as of the Termination Date.

         25.      Other Provisions.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                                    [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.


                                     TENANT:

                KRONOS INCORPORATED, a Massachusetts corporation


                                          By: /x/ Paul Lacy
                                          Name: Paul Lacy
                                          Title: Vice President Finance & Admin

                                     Address: Prior to the Commencement Date:

                                                       400 Fifth Avenue
                                                       Waltham, MA 02151
                                                       Telecopy: (781) 622-3950

                                     As of the Commencement Date:
                                                       400 Fifth Avenue
                                                       Waltham, MA 02151
                                                       Telecopy: (781) 622-3950

                                    LANDLORD:

                                     W9/TIB REAL ESTATE LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By:  W9/TIB Gen-Par, Inc., a Delaware
                                          corporation, its general partner



                                     By:      /s/ Stephen M. Abelman
                                     Name:  Stephen M. Abelman
                                     Title:  Assistant Vice President

                                     Address: c/o Archon Group, L.P.
                                              1275 K Street NW, Suite 900
                                              Washington, DC 20005
                                              Telecopy:         (202) 216-5801

                                    EXHIBIT A

                              SITE PLAN OF PREMISES

                            [Map of Area Plot Plans]

                                    EXHIBIT B

                          LEGAL DESCRIPTION OF PREMISES

         Lot 2A as shown on that certain plan entitled "Plan of Land of Billerica Road Site, Chelmsford, MA", which plan is recorded with the Middlesex North District Registry of Deeds in Plan Book 143 as Plan 143.

                                    EXHIBIT C

                         PREMISES RULES AND REGULATIONS

         The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by Tenant or used by Tenant for purposes other than ingress and egress to and from the Building and for going from one to another part of the Building.

         2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid by Tenant.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

         4. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of such tenant.

         5. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building.

         6. Tenant shall not use or keep in the Building any flammable or explosive fluid or substance, except that Tenant may keep flammable cleaning supplies secured in a fireproof cabinet or locker and otherwise in accordance with all applicable Laws.

         7. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

                                    EXHIBIT D

                      LANDLORD WORK AND TENANT IMPROVEMENTS

         1. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

         2. Landlord shall have no obligation to perform any work therein except for the following (collectively, the "Landlord Work"): (i) Landlord will clean the carpets in the Building; (ii) Landlord will repair any holes in the interior walls of the Building; and (iii) the HVAC and mechanical systems shall be delivered in good working order.

         3. Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings and/or review of any of the Work shall not be a representation or warranty of Landlord that such drawings and/or any Work, as applicable, are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Landlord shall, at Tenant's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

         4. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. Promptly upon Landlord's approval of the Working Drawings, Tenant shall commence the construction of the Work and diligently and continuously pursue the completion of the same. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

         5. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction, labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (as hereinafter defined) shall be paid by Tenant.

         6. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $10.00 per rentable square foot in the Premises or (b) the Total Construction Costs, as adjusted for any approved changes to the Work.

         Subject to the terms and conditions of this Lease, Landlord shall pay the Construction Allowance to Tenant for the purpose of financing a portion of the Work. As conditions to Tenant's right to receive the Construction Allowance:
(i) Tenant shall not be in default under the Lease; (ii) the Lease shall be in full force and effect; (iii) the Work shall be, in Landlord's reasonable discretion, substantially complete; and (iv) Tenant shall furnish to Landlord:
(A) a Certificate of Occupancy respecting the Premises; and (B) such evidence as Landlord may reasonably require to evidence that all persons furnishing or supplying labor and materials in connection with the construction of the Work have been paid and that no lien exists of record with respect thereto. Landlord shall fund the Construction Allowance within twenty (20) business days from Tenant's written request for the same provided that Tenant has complied with the requirements set forth in the preceding sentence. Upon paying the full amount of the Construction Allowance to Tenant in accordance with the provisions hereof, Landlord shall have no further obligation to extend any credit to Tenant.

         7. In consideration for Landlord's management and supervision of services performed in connection with the Work, Tenant shall pay to Landlord, within ten (10) business days after demand therefor, the actual costs incurred by Landlord to review the Working Drawings and/or any drafts and/or modifications thereto and to review the construction of the Work.

                                    EXHIBIT E

                                     PARKING

         Landlord shall provide, and Tenant may use three hundred one (301) undesignated parking spaces in the parking garage/area associated with the Building (the "Parking Area") during the initial Term at no additional charge. After the initial Term, Tenant may use such parking spaces and pay for the use of such parking spaces at such rates and subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Area or similar parking areas. If, for any reason, Tenant is unable to use all or any portion of the parking spaces to which it is entitled hereunder, then Tenant's obligations to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces.

                                    EXHIBIT F

                             SAMPLE LETTER OF CREDIT

Beneficiary/Landlord:                           Issuance Date:
W9/TIB Real Estate Limited Partnership                               , 1998
                   -----------------------------------
c/o Archon Group, L.P.
1275 K Street NW, Suite 900                          Irrevocable Standby Letter
Washington, DC  20005                                of Credit No.
                          --------------------
Applicant/Accountee/Tenant:             Credit Amount:  USD $160,000.00
Kronos Incorporated                                   Up to an Aggregate Thereof
                                        Date and Place of Expiry:
                                                                   , 1998
                                              At Our Counters in Boston, MA

Ladies and Gentlemen:

         We hereby issue our irrevocable standby letter of credit in your favor for the account of the applicant for an aggregate amount not to exceed ONE HUNDRED SIXTY THOUSAND US DOLLARS available for payment by presentation of your draft(s) drawn on ourselves at sight, and accompanied by the following documents:

         1. Your statement/certificate, on your letterhead, signed by a person purporting to be your authorized officer/representative, appropriately completed in the following form:

         A. "The undersigned, an authorized officer/representative of W9/TIB Real Estate Limited Partnership (the "Landlord"), hereby certifies with regard to __________ standby letter of credit no. __________ that Kronos Incorporated (the "Tenant") is in default relative to the Lease Agreement dated ________________, 1998 (the "Lease") by and between Landlord and Tenant and such default has continued uncured beyond all applicable notice and grace periods."

                  OR

         B. "We are in receipt of _______________ Notice of Non-Extension of its letter of credit no. _______________ and Kronos Incorporated (the "Tenant") has failed to provide a replacement letter of credit reasonably acceptable to us as of the date of our drawing and the Tenant remains liable to us pursuant to the Lease."

         2. The original of this letter of credit (for endorsement of drawing), which will be returned unless the credit is fully utilized.

         Partial drawings are permitted.

         Draft(s) must indicate the name of the issuing bank, the letter of credit number and must be presented at this office (the address specified below).


         It is a condition of this letter of credit that it shall be deemed automatically extended without amendment for an additional period of one year from the present or each future expiration date hereof, but not beyond _________________ [NOTE: 30 days after expiration of Lease], unless at least forty-five (45) days prior to any such expiration date we notify you by certified mail, that we elect not to so extend this letter of credit for any such additional period. Upon receipt by you of such notice, you may draw hereunder your draft(s) at sight on ourselves for the then full amount of this letter of credit accompanied by your statement as specified above.


         This letter of credit is transferable in its entirety, but not in part, to any successor landlord under the Lease and may be successively transferred. If it is your intention to transfer your interest hereunder, kindly return the letter of credit to us for appropriate endorsement and furnish us with your instructions. Please note your signature on your request for transfer must be authenticated by your bank. (Transfer form is attached.) In the event of transfer all required documents are to be signed by the transferee.

         This letter of credit sets forth in full the terms of our obligations to you, and our undertaking shall not in any way be amended or amplified by reference to any documents, instruments or any agreement referred to herein or to which this letter of credit related, and such reference, if any, shall not be deemed to incorporate herein by reference any document, instrument or agreement.

         Except as otherwise  expressly stated herein,  this letter of credit is
subject  to  the  "Uniform   Customs  and  Practice  for  Documentary   Credits,
International Chamber of Commerce, Publication N. 500 (1993 Revision)".

         We engage with you that all draft(s) drawn under and in compliance with the terms and conditions of this letter of credit shall be duly honored on presentation to us at our office at _______________, Boston, MA _______, Attn:
_______________, ____ Floor on or before the expiring date as specified above or any automatically extended date herein before set forth.

                                Very truly yours,


                                                              By:
                                                                   Name:
                                                                   Title:

                                                      TRANSFER

                           This form is to be used  where a Letter  of Credit is
                            transferred in its entirety and no substitution of invoices is involved.

                                                        Date


                                     Re:  Credit            issued or advised by

                                            -----------------------------


Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:



                                            (Name of Second Beneficiary)


                                                      (Address)


                                               (Name of Advising Bank)


                                                      (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

1. By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the Second Beneficiary and the Second Beneficiary shall have the sole rights as beneficiary thereof, including sole rights relating to any amendment, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Second Beneficiary without necessity of any consent of or notice to the undersigned beneficiary.

         The advice of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it direct to the Second Beneficiary with your customary notice of transfer, or advise the letter of credit to the Second Beneficiary by telex/SWIFT.

SIGNATURE AUTHENTICATED             Very truly yours,


(Bank)
                                       By:      ______________________________
(Authorized Signature)                 Name:
                                       Title:

                                    EXHIBIT G

                                 RENEWAL OPTION

         Provided no Event of Default exists at the time Tenant exercises its option to extend this Lease and at the time the extension Term commences and Tenant is occupying at least seventy-five percent (75%) of the Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of five (5) years, by delivering written notice of the exercise thereof not later than ten (10) months before the expiration of the Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) The Basic Rent payable for each month during each such extended Term shall be the Fair Market Rental Value, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account;

                  (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

                  (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall provide to Tenant mutually agreed upon allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

         Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets more than twenty-five percent (25%) of the Premises or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

         For purposes of this Lease, the term "Fair Market Rental Value" shall mean the fair market rental value of the Premises as of the commencement of the extension Term and/or expansion space (as applicable), as agreed by the parties hereto. In the event that Landlord and Tenant are unable to agree on the Fair Market Rental Value of the Premises for purposes hereof within sixty (60) days following Tenant's notice of its election to extend this Lease or to lease the expansion space, then the same shall be determined by binding arbitration in accordance with Section 24(dd).

         The arbitrators, as chosen pursuant to Section 24(dd), shall make their respective determinations based upon the following assumptions and directions, and the arbitrators shall be so instructed and duty bound with respect thereto:

                  (i) the space is available in the then rental market for single tenant buildings of comparable office buildings in the 495 North markets;

                  (ii) Landlord has had a reasonable time to locate a tenant for such space who rents with the knowledge of the uses to which the space can be utilized;

                  (iii) neither Landlord nor the prospective tenant is under a compulsion to rent;

                  (iv) such space is to be rented as a whole to a single tenant for general office use for a term of at least five (5) years, taking into consideration such market factors and other lease provisions as may then customarily be in effect and applicable to the rental of such space in that location;

                  (v) current face rents (i.e., face rents on new leases executed within the prior twelve (12) months of such determination or rents for extension terms of older leases where the rents were agreed upon or determined within the prior twelve (12) months thereof, in either case (1) as stated on the face of such lease or as determined by such lease with respect to an extension option set forth therein, (2) adjusted so that such face rents include all real estate taxes and operating costs for such building for the calendar year next immediately prior to the year in which such extension option is to become effective, and (3) without regard to rental concessions of any kind, such as free rent periods, rent abatements, build-out allowances or the like) then being obtained by Landlord for space in the Affiliated Buildings shall be a factor in determining fair market rental value;

                  (vi) all Operating Costs and Taxes payable by Tenant under the terms of this Lease shall be payable on the same basis as set forth in this Lease; and

                  (vii)  the space shall be considered as if rented "as-is".

                                    EXHIBIT H

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT made this day of , 199__, by and between W9/TIB REAL ESTATE LIMITED PARTNERSHIP(hereinafter referred to as "Landlord") and KRONOS INCORPORATED (hereinafter referred to as "Tenant").

                                                     WITNESSETH:

         WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement, dated ____________, 1998 (hereinafter the "Lease") for the demise of certain property located at 2 Omni Way, Chelmsford, Massachusetts and all improvements located thereon (the "Premises"), which Premises and any and all improvements located thereon are more particularly described therein;

         WHEREAS, all terms defined in the Lease shall have the same meanings when referred to herein;

         WHEREAS, Landlord has requested that Tenant acknowledge the "Commencement Date" of the Lease, pursuant to and in accordance with Section 2 thereof, and Landlord has further requested Tenant to acknowledge and confirm
(i) its obligations attendant upon such Commencement Date, (ii) the date upon which the Term of the Lease expires (the "Expiration Date"), pursuant to and in accordance with Section 2 thereof, and (iii) that the Landlord Work has been completed in accordance with the provisions of the Lease; and

         WHEREAS, Tenant has agreed to acknowledge the Commencement Date and the Expiration Date of the Lease.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

                  1. The Commencement Date of the Lease shall be _______________ and the Expiration Date of the Lease shall be , and such respective dates of commencement and expiration of the Lease shall, if different from the dates designated in Section 2 of the Lease, be substituted therefor. It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations as by the Lease provided shall become effective as of the Commencement Date.

                  2. The Landlord Work has been completed in accordance with the
                  provisions   of  the  Lease,   and  Tenant  has  received  the
                  Construction Allowance from Landlord.

         EXCEPT as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease are ratified and confirmed and shall remain and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed by their duly authorized representatives on the day and year above written.

WITNESS:                            LANDLORD:

                                      W9/TIB REAL ESTATE LIMITED
                                      PARTNERSHIP, a Delaware
                                            limited Partnership

                                      By:9/TIB Gen-Par, Inc., a Delaware
                                       corporation, its managing general partner


                                                     By:


 Name:                                                     Name:

                                                          Title:



WITNESS:              TENANT:

                                          KRONOS INCORPORATED, a Massachusetts
                                               corporation


                                               By:
Name:                                              Name:
                                                   Title:

                                    EXHIBIT I

                                BUILDING HOLIDAYS

New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day (and the following day when any such day occurs on Sunday).

                                    EXHIBIT J

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     This AGREEMENT is made and entered into as of ___________________, 1999, by and among LaSalle National Bank, as Trustee for GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 1998-GSFL1 ("Lender"), W9/TIB Real Estate Limited Partnership ("Landlord") and Kronos Incorporated ("Tenant").

     1.   RECITALS.

          1.1 Mortgage. Lender is the holder of a Promissory Note dated ________________, 19____, in the original principal amount of $_________________
of Landlord, which is secured, inter alia, by a Mortgage and Security Agreement (the "Mortgage") and Assignment of Lease and Rents (the "Lease Assignment") covering premises more particularly described in the Mortgage (the "Premises").

          1.2 Lease. Landlord and Tenant entered into a Lease dated January __, 1999 (the "Lease"), whereby Landlord demised to Tenant a portion of the Premises (the "Demised Premises").

     2. CONSIDERATION. The terms of the Lease constitute a material inducement to Lender's consent thereto and entering into and performing this Agreement.

     3. SUBORDINATION OF THE LEASE. This Lease shall be and is hereby made subject and subordinate to the Mortgage.

     4. NON-DISTURBANCE. Lender shall not, in the exercise of any right, remedy, or privilege granted by the Mortgage or the Lease Assignment, or otherwise available to Lender at law or in equity, disturb Tenant's possession under the Lease so long as:

     (a) Tenant is not in default under any provision of the Lease or this Agreement beyond any applicable notice and/or cure periods at the time Lender exercises any such right, remedy or privilege; and

     (b) The Lease at that time is in force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, if such approval is required by the terms of the Mortgage or the Lease Assignment; and

     (c) Tenant thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder beyond any applicable cure period; and

     (d) Tenant attorns to or at the direction of Lender, as provided in Paragraph 5.

Without limiting the foregoing, and so long as the foregoing conditions are met, Lender agrees that (i) Tenant will not be named as a party to any foreclosure or other proceeding instituted by Lender to enforce the terms of the Mortgage or the Lease Assignment; (ii) any sale or other transfer of the Demised Premises or of the Landlord's interest in the Lease, pursuant to foreclosure or any voluntary conveyance or other proceeding in lieu of foreclosure, will be subject and subordinate to Tenant's possession under the Lease; and (iii) the Lease will continue in force and effect according to its original terms, or with such amendments as Lender shall have approved, if such approval is required by the terms and conditions of the Mortgage or the Lease Assignment.

     5. ATTORNMENT. Tenant shall attorn to Lender, to any receiver or similar official for the Demised Premises appointed at the instance and request, or with the consent, of Lender and to any person who acquires the Demised Premises, or the Landlord's interest in the Lease, or both, pursuant to Lender's exercise of any right, remedy or privilege granted by the Mortgage, or otherwise at law or in equity. Without limitation, Tenant shall attorn to any person or entity that acquired the Demised Premises pursuant to foreclosure of the Mortgage, or by any proceeding or voluntary conveyance in lieu of such foreclosure, or from Lender, whether by sale, exchange or otherwise. Any attornment to anyone other than Lender shall be conditioned upon Tenant receiving a non-disturbance from such entity.

     Upon any attornment under this Paragraph 5, the Lease shall continue in full force and effect as a direct lease between Tenant and the person or entity to whom Tenant attorns, except that such person or entity shall not be:

     (i)  liable for any breach, act or omission of any prior landlord; or

     (ii) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

     (iii)bound by any rent or additional rent or other payment in lieu of rent which Tenant might have paid to any prior landlord more than 30 days in advance of its due date under the Lease or which such person or entity has physical possession of; or

     (iv) bound by any amendment or modification of the Lease made without Lender's written consent, where such consent is required by the Mortgage; or

     (v) bound by any notice given by Tenant to Landlord, whether or not such notice is given pursuant to the terms of the Lease, unless a copy thereof was then also given to Lender; or

     (vi) be liable for any security deposit or other sums held by any prior landlord, unless actually received.

The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only during such person or entity's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by such person or entity of its interest in the Lease and the Demised Premises.

     6.   REPRESENTATIONS AND WARRANTIES.

          6.1 Landlord and Tenant each hereby represent and warrant to Lender as follows regarding the Lease:

     (a) A true and correct copy of the Lease (inclusive of all riders and exhibits thereto) is attached to the counterpart of this Agreement being delivered to Lender. There are no other oral or written agreements, understandings or the like between Landlord and Tenant relating to the Demised Premises or the Lease transaction.

     (b) The term of the Lease is expected to commence on or about August 1, 1999.

     (c) Under the Lease, Tenant shall be obligated to pay rent without present right of defense or offset, at the rate of $54,818.67 per month. Rent is paid through and including N/A , 19__. No rent has been paid more than 30 days in advance, and Tenant has no claim against the Landlord for any deposits or other sums.

     (d) The Lease has not been modified, altered or amended in any respect.

     (e) All of the improvements contemplated by the Lease have been entirely completed as required therein.

     (f) The addresses for notices to be sent to Tenant and Landlord are as set forth in the Lease.

     (g) To Tenant's knowledge, Tenant has no right of first refusal, option or other right to purchase the Premises or any part thereof, including, without limitation, the Demised Premises.

     6.2 Several. Landlord and Tenant severally represent and warrant to Lender with respect to themselves, but not with respect to the other:

     (a) The execution of the Lease was duly authorized, the Lease was properly executed and is in full force and effect and is valid, binding and enforceable against Tenant and Landlord and there exists no monetary default or, to the best of their knowledge, no non-monetary default, nor state of facts which with notice, the passage of time, or both, could ripen into a default, on the part of either Tenant or Landlord.

     (b) There has not been filed by or against nor, to the best of the knowledge and belief of the representing party, is there threatened against or contemplated by, Landlord or Tenant, a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws.

     (c) There has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease, other than pursuant to the Mortgage and the Lease Assignment. Tenant makes the representation set forth in this subparagraph only to its best knowledge and belief.

     7. RENTS. Landlord and Tenant jointly and severally acknowledge that the Lease Assignment provides for the direct payment to Lender of all rents and other monies due and to become due to Landlord under the Lease upon the occurrence of certain conditions as set forth in the Lease Assignment without Lender's taking possession of the Demised Premises or otherwise assuming Landlord's position or any of Landlord's obligations under the Lease. Upon receipt from Lender of written notice to pay all such rents and other monies to or at the direction of Lender, Landlord authorizes and directs Tenant thereafter to make all such payments to or at the direction of Lender, releases Tenant of any and all liability to Landlord for any and all payment so made, and shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through or under Landlord (except by Lender) for any and all payments so made. Upon receipt of such notice, Tenant thereafter shall pay all monies then due and becoming due from Tenant under the Lease to or at the direction of Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Mortgage or the Lease Assignment, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease unless and until Lender elects otherwise in writing. Such payments shall continue until Lender directs Tenant otherwise in writing.

     Tenant agrees not to pay any rent under the Lease more than 30 days in advance without Lender's consent. The provisions of this Paragraph 7 will apply from time to time throughout the term of the Lease.

     8. CURE. If Tenant becomes entitled to terminate the Lease or offset, withhold or abate rents because of any default by Landlord, then Tenant shall give Lender written notice specifying Landlord's default. Lender then shall have the right, but not the obligation, to cure the specified default within the following time periods:

     (a) Fifteen days after receipt of such notice with respect to defaults that can be cured by the payment of money; or

     (b) Thirty days after receipt of such notice with respect to any other default; unless the cure requires Lender to obtain possession of the Demised Premises, in which case such thirty day period shall not commence until Lender acquires possession, so long as Lender proceeds promptly to acquire possession of the Demised Premises with due diligence, by foreclosure of the Mortgage or otherwise.

Nothing contained in this Paragraph 8 shall require Lender to commence or continue any foreclosure or other proceedings, or, if Lender acquires possession of the Demised Premises, to continue such possession, if all defaults specified by Tenant in its notice are cured. Possession by a receiver, or other similar official appointed at the instance, or with the consent, of Lender shall constitute possession by Lender for all purposes under this Paragraph 8.

     9. ESTOPPEL LETTERS. Whenever reasonably requested by Lender, Landlord and Tenant from time to time shall severally execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications of all of the matters as set forth in Paragraph 6, whether Tenant has exercised any renewal option or options and any other information the Lender may reasonably require to confirm the current status of the Lease, including, without limitation, a confirmation that the Lease is and remains subordinated as provided in this Agreement.

     10. CASUALTY AND EMINENT DOMAIN. Landlord and Tenant jointly and severally agree that the Mortgage permits Lender, at its option, to apply to the indebtedness from time to time secured by the Mortgage any and all insurance proceeds payable with respect to any casualty loss at the Demised Premises and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Demised Premises, or any interest therein, or by way of negotiated settlement or conveyance in lieu of condemnation; and Landlord and Tenant jointly and severally consent to any such application by Lender. Notwithstanding the foregoing, Landlord and Lender agree that any and all insurance or condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business (except for rental loss insurance proceeds) will be paid to Tenant, so long as they do not reduce the proceeds otherwise payable to Lender.

     11. NOTICES. All notices, demands, and other communications that must or may be given or made in connection with this Agreement must be in writing and, unless receipt is expressly required, will be deemed delivered or made 5 days after having been mailed by registered or certified mail, return receipt requested, or by express mail, in any event with sufficient postage affixed, and addressed to the parties as follows:

          TO LENDER:  c/o AMRESCO Services, L.P.
                                 235 Peachtree Street, N.E., Suite 900
                                 Atlanta, Georgia  30303
                                 Attn.: Private Sector Servicing

          TO LANDLORD:W9/TIB Real Estate Limited Partnership
                                 c/o Archon Group, L.P.
                                 1275 K Street NW, Suite 900
                                 Washington, DC 20005

          TO TENANT:  Kronos Incorporated
                                 400 Fifth Avenue
                                 Waltham, MA 02151

Such addresses may be changed by notice pursuant to this Paragraph 11; but notice of change of address is effective only upon receipt. Landlord and Tenant jointly and severally agree that they will furnish Lender with copies of all notices relating to the Lease. All communications to Lender shall reference "AMRESCO Loan No.: __________ ".

     12. SUCCESSORS AND ASSIGNS. As used in this Agreement, the word "Tenant" shall mean Tenant and any subsequent holder or holders of an interest under the Lease, as the text may require, provided that the interest of such holder is acquired in accordance with the terms and provisions of the Lease and the word "Lender" shall mean Lender or any other subsequent holder or holders of the Mortgage or any party acquiring title to the Demised Premises by purchase at a foreclosure sale, by deed of the Lender, or otherwise. Subject to the foregoing, this Agreement shall bind and inure to the benefit of Landlord, Tenant and Lender, their legal representatives, successors and assigns. The terms Lease, Mortgage and Lease Assignment shall include any and all amendments, modifications, replacements, substitutions, extensions, renewals and supplements thereto.

     13. FURTHER ASSURANCES. Landlord and Tenant from time to time shall execute and deliver at Lender's request all instruments that may be necessary or appropriate to evidence their agreement hereunder provided such instrument neither increases Tenant's obligations or decreases its rights under the Lease.

     14.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts,   each  of  which  shall  be  deemed  an  original  and  all  such counterparts shall constitute one and the same instrument.

     15. SEVERABILITY. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or to any person or to particular circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:

LASALLE NATIONAL BANK, as Trustee for GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series
1998-GSFL1

By:  AMRESCO Services, L.P.,
     its authorized agent

     By:  AMRESCO Mortgage Capital, Inc.,
          its general partner

          By:_____________________________
              Name:___________________________
              Title:  Servicing Officer

LANDLORD:

W9/TIB REAL ESTATE LIMITED
PARTNERSHIP, a Delaware limited partnership

By:  W9/TIB Gen-Par, Inc., a Delaware
          corporation, its general partner

          By:
              Name:
              Title:

TENANT:

KRONOS INCORPORATED, a Massachusetts corporation

By:
    Name:
    Title:

STATE OF ____________      )
                                    )
COUNTY OF __________       )        _____________ ___, 1999

         Then         personally         appeared        the         above-named
_________________________________, __________________________________ of AMRESCO
Mortgage Capital, Inc., as general partner of AMRESCO Services, L.P., as authorized agent for LaSalle National Bank, as Trustee for GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 1998-GSFL1, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Bankers Trust Company of California, N.A., before me,

                                     ------------------------------------
                                     (Seal)
                                     Notary Public
                                     My commission expires:

STATE OF ____________      )
                                    )
COUNTY OF __________       )        _____________ ___, 1999

         Then         personally         appeared        the         above-named
_________________________________,  __________________________________ of W9/TIB
Gen-Par, Inc., as General Partner of W9/TIB Real Estate Limited Partnership, and acknowledged the foregoing instrument to be his/her free act and deed, the free act and deed of W9/TIB Gen-Par, Inc., and the free act and deed of W9/TIB Real Estate Limited Partnership, before me,

                                     ------------------------------------
                                      (Seal)
                                      Notary Public
                                      My commission expires:

STATE OF ____________      )
                                    )
COUNTY OF __________       )        _____________ ___, 1999

         Then         personally         appeared        the         above-named
_________________________________,  __________________________________ of Kronos
Incorporated, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Kronos Incorporated, before me,

                                     ------------------------------------
                                      (Seal)
                                      Notary Public
                                      My commission expires:

                                    EXHIBIT K

                       RIGHT OF FIRST OFFER RE 4 OMNI WAY

         Subject to the rights of existing tenants to continue to occupy their respective premises and to any now or hereafter arising extension or expansion options of other tenants, provided no Event of Default then exists, and provided Tenant has a net worth equal to or greater than ninety-five percent (95%) of Tenant's net worth as of the date hereof, Landlord shall, after receiving a formal request for proposal to which Landlord elects to respond (other than from the then-current tenant therein), first offer to lease to Tenant the space designated on page 2 of this Exhibit (the "4 Omni Way Offer Space"); such offer shall be in writing and specify the market lease terms for the 4 Omni Way Offer Space, including a lease term of at least five (5) years, the Fair Market Rental Value (as determined in accordance with Exhibit G above) to be paid for the 4 Omni Way Offer Space and the date on which the 4 Omni Way Offer Space shall be available for lease (the "4 Omni Way Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease the entire 4 Omni Way Offer Space on the terms set forth in the 4 Omni Way Offer Notice, within seven (7) business days after Landlord delivers to Tenant the 4 Omni Way Offer Notice. If Tenant timely elects to lease the 4 Omni Way Offer Space, then Landlord and Tenant shall, at Landlord's sole discretion, execute a new lease agreement for the 4 Omni Way Offer Space or an amendment to this Lease within thirty (30) days after Tenant's election, effective as of the date the 4 Omni Way Offer Space is available for lease, on the terms set forth in the 4 Omni Way Offer Notice and, to the extent not inconsistent with the 4 Omni Way Offer Notice terms, the terms of this Lease.

         If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all or a portion of the 4 Omni Way Offer Space to third parties on such terms as Landlord may elect. Notwithstanding the foregoing, if Landlord leases less than one-half of the 4 Omni Way Offer Space to a third party, Tenant's right of first offer granted under this Exhibit shall continue with respect to the remainder of the 4 Omni Way Offer Space not leased to such third party; provided, however, if Tenant fails or is unable to timely exercise its rights hereunder with respect to the remainder of the 4 Omni Way Offer Space, then such right to lease the remainder of the 4 Omni Way Offer Space shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all or a portion of the remainder of the 4 Omni Way Offer Space to third parties on such terms as Landlord may elect. Further, but subject to the provisions of the preceding sentence, Tenant's right of first offer granted under this Exhibit with respect to the 4 Omni Way Offer Space shall continue during the initial Term on the same terms and conditions set forth herein to the extent the 4 Omni Way Offer Space again becomes available during the initial Term.

         Tenant may not exercise its rights under this Exhibit if an Event of Default exists, if Tenant is not then occupying at least seventy-five percent (75%) of the Premises, or if Tenant has a net worth that is less than ninety-five percent (95%) of Tenant's net worth as of the date hereof. For purposes hereof, if a 4 Omni Way Offer Notice is delivered for less than all of the 4 Omni Way Offer Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the 4 Omni Way Offer Space, then such remaining portion of the 4 Omni Way Offer Space shall thereafter be excluded from the provisions of this Exhibit.

         Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets more than twenty-five percent (25%) of the Premises, or (c) the initial Term expires.

         Notwithstanding any provisions of this Lease to the contrary, if the fee title to the 4 Omni Way Offer Space is held by an entity other than Landlord or any Affiliate of Landlord and such entity fails to comply with the provisions of this Exhibit K, Tenant shall have no recourse, rights or remedies against Landlord if such entity fails to comply with the provisions of this Exhibit K and Tenant shall continue to comply with the provisions of this Lease.

                       DEPICTION OF 4 OMNI WAY OFFER SPACE

                          (4 Omni Way, Chelmsford, MA)

Lot 2B as shown on that certain plan entitled "Plan of Land of Billerica Road Site, Chelmsford, MA", which plan is recorded with the Middlesex North District Registry of Deeds in Plan Book 143 as Plan 143.

                              LIST OF DEFINED TERMS

                                                                         Page

Additional Rent.............................................................2
Affiliate         25
Affiliate of Tenant.........................................................13
Affiliated Buildings........................................................19
AS-IS             D-1
Base Building Electrical Capacity............................................8
Basic Rent        1
Building          1
Building Holidays 7
Building's Structure.........................................................8
Casualty          17
Commencement Date 1
Construction Allowance.....................................................D-2
Damage Notice     17
Environmental Reports...................................................26, 30
Event of Default  18
Fair Market Rental Value...................................................G-1
GAAP              2
Hazardous Materials.........................................................25
including         25
Interest Rate     5
Landlord          1
Landlord's Mortgagee........................................................15
Law               25
Laws              25
Lease             1
Lease Year        1
Letter of Credit  5
Loss              14
Mortgage          15
Offer Notice      K-1
Offer Space       K-1
Operating Costs   2
Operating Costs and Tax Statement............................................4
Parking Area      E-1
Permitted Use     12
Premises          1
Rent              2
Rooftop Equipment 27
Security Deposit  5

Taking......................................................................16
Taxes             3
Tenant            1, 19
Tenant Party      25
Term              1
Total Construction Costs...................................................D-2
Transfer          12
Work              D-1
Working Drawings  D-1